ORCHID CELLMARK

DNA testing trusted worldwide.

At the forefront of the DNA identity testing community.

Fourth Quarter and Year-End 2009 Earnings Conference Call March 11, 2010 Fourth Quarter and Year-End 2009 Earnings Conference Call March 11, 2010 Exhibit 99.1

Forward-Looking Statement
Forward-Looking Statement
All statements in this presentation that are not historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to the risks and uncertainties that could cause actual results to differ materially from those projected, including, but not limited to, uncertainties relating to the implementation of government contracts, growing through acquisitions,  the potential value of the “mega tender”, our potential success in the U.K. National
Procurement Plan, expansion of our U.K. facilities, the opportunity for work related to all-arrestee legislation, the potential of property crime testing, consolidation of our US forensic and paternity facilities, operating efficiencies, technologies, product development, manufacturing, market acceptance, cost and pricing of Orchid Cellmark’s products and services, dependence on government funding, competition, intellectual property of others, patent protection, litigation, and the timing and amount of contracts put up for bid. These risks and other additional factors affecting these statements and Orchid Cellmark’s business are discussed under the headings “Risks Related to Our Business” and “Risks Associated with
Our Common Stock” in Orchid Cellmark’s Annual Report on Form 10-K for the year ended December 31,
2008, as amended, as filed with the Securities and Exchange Commission, and in other filings made by
Orchid Cellmark with the Securities and Exchange Commission from time to time. Orchid Cellmark expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Orchid Cellmark’s expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based, except as may be required by law.

Total Annual Revenue Trend - Constant Dollars
(in 000’s - unaudited)
Total Annual Revenue Trend - Constant Dollars
(in 000’s - unaudited)
Note:  All revenues calculated using 2008 Fx rates
56,000
58,000
60,000
62,000
64,000
66,000
2006 2007 2008 2009

Historical Annual Net Loss (in 000’s) Historical Annual Net Loss (in 000’s) (12,000) (10,000) (8,000) (6,000) (4,000) (2,000) 0 2004 2005 2006 2007 2008 2009

EBITDA (in 000’s - unaudited) EBITDA (in 000’s - unaudited) (8,000) (6,000) (4,000) (2,000) 0 2,000 4,000 2006 2007 2008 2009

Cash Flow From Operations (in 000’s) Cash Flow From Operations (in 000’s) (12,000) (10,000) (8,000) (6,000) (4,000) (2,000) 0 2,000 4,000 2006 2007 2008 2009

U.S. Laboratories U.S. Laboratories Dallas Forensics Dayton Paternity E.Lansing Paternity Nashville Forensics

U.S. Laboratories U.S. Laboratories Dallas Forensics Dayton Paternity Consolidation Consolidation Estimated Annual Cost Savings of $2.4 Million

U.K. Regional Laboratories U.K. Regional Laboratories Abingdon HQ Chorley Facility Orchid Orchid

U.S. Sexual Assault Kit Casework Backlog Will
Continue To Grow
U.S. Sexual Assault Kit Casework Backlog Will
Continue To Grow
Orchid Cellmark has contracts with all four of the above agencies and has just received the first of the Houston PD rape kit backlog
Orchid Cellmark has contracts with all four of the above agencies and has just received the first of the Houston PD rape kit backlog
• A Senate hearing to discuss mechanisms for the federal government to help alleviate the rape kit backlog was held in December.
– During the hearing, S. 2736 (Justice for Survivors of Sexual Assault Act of 2009), a bill to reduce the national rape kit backlog and clear the thousands of existing untested rape kits in police and crime-lab storage facilities.
– Orchid Cellmark supplied written testimony at the hearing as to how private labs can contribute to eliminating the backlog
– The House is now putting together a companion bill for S. 2736
• At the state level, pressure from victims groups and the recent CBS news reports on the rape kit backlog is driving significant activity to address this backlog in many states.
– The Michigan State Police have identified as many as 12,000 rape kits that need to be tested and the Michigan legislature has held formal hearings to determine how to proceed
– Illinois has legislation pending that requires that all rape kits be tested including those currently in storage (precise numbers are unknown)
– The Birmingham (AL) police department identified 2,100 rape kits in storage
– The Houston police department has identified 4,000 rape kits that need to be tested and have begun the testing process
– Several other cities were identified by CBS as having a significant number of untested rape kits

U.K. Revenue
U.K. Revenue
£0
£2,000
£4,000
£6,000
£8,000
£10,000
£12,000
£14,000
£16,000
£18,000
£20,000
2006 2007 2008 2009 2009+
Last year of
FAL revenue
NW/SW Award
NW/SW Tender
submitted
Kent, Sussex &
City of London
Awards
1
st
full year of
NW/SW Award
plus other
Forensics Drives Growth